EXHIBIT 21

                            TYCO INTERNATIONAL LTD.
                              LIST OF SUBSIDIARIES

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    SUBSIDIARY                                                          PLACE OF INCORPORATION
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AUSTRALIA
A.C.N. 000 233 536 PTY LIMITED)......................................   Australia
A.C.N. 007 664253 PTY LIMITED (1)....................................   Australia
FIRE CONTROL PTY LIMITED.............................................   Australia
FIREFAIR PTY LIMITED.................................................   Australia
FIRE GUARD A.F.S. PTY LTD............................................   Australia
FIRMAGROUP OPERATIONS HOLDINGS PTY LTD...............................   Australia
G.F.P.S. PTY LIMITED (3).............................................   Australia
GRINNELL ASIA PACIFIC PTY LIMITED (4)................................   Australia
GRINNELL BUILDING PRODUCTS PTY LTD (2)...............................   Australia
ISIS INTERIORS PTY LIMITED...........................................   Australia
KENDALL AUSTRALASIA PTY LIMITED......................................   Australia
MATHER & PLATT PROPRIETARY LIMITED...................................   Australia
M.B. JOHN LIMITED....................................................   Australia
NEWMAC BUILDING PRODUCTS PTY LIMITED.................................   Australia
SILAN PTY LIMITED....................................................   Australia
SUPER NOMINEES PTY LIMITED (NSW).....................................   Australia
TESP PTY LIMITED.....................................................   Australia
T.I.S.P. PTY LIMITED.................................................   Australia
TYCO GRINNELL ASIA PACIFIC PTY LIMITED...............................   Australia
TYCO INTERNATIONAL PTY LIMITED.......................................   Australia
VIKING FIRE SYSTEMS PTY LIMITED (5)..................................   Australia
WORMALD AUSTRALIA PTY LIMITED (6)....................................   Australia

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(1) Also doing business under the following name: Firegard (Australia) Company

(2) Also doing business under the following names: Cecon Fire Doors (NSW only), Fire Systems Engineering

(3) Also doing business under the following name: Guardian Fire Protection Co.

(4) Also doing business under the following names: Grinnell ACT, Grinnell
    Controlled Atmospheres, Grinnell Flow Control, Grinnell Supply Sales,
    Jefferson Electrical Services, O'Donnell Griffin, Planned Communications
    Australia, WF Energy Controls

(5) Also doing business under the following name: Viking Fire Sprinklers (SA and NT only)

(6) Also doing business under the following names: Advanced Systems Engineering, E.P.S. Electrical & Plumbing Services, Fire Control Services, Olsen
    Engineering Company, Quintrix Communications, Wormald Advanced Systems
    Engineering, Wormald Building Products, Wormald Fire Engineering, Wormald
    Fire Systems, Wormald Manufacturing & Distribution, Wormald Security
    (Tasmania only), Wormald Technology.

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AUSTRIA
WORMALD WALTHER FEUERSCHUTZ GES. M.B.H...............................   Austria

BELGIUM
WORMALD S.A..........................................................   Belgium

BERMUDA
KRAL STEEL LIMITED...................................................   Bermuda
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    SUBSIDIARY                                                          PLACE OF INCORPORATION
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BORNEO
WORMALD BORNEO SDN. BHD..............................................   Borneo

CANADA
495649 ONTARIO LIMITED...............................................   Canada
KENDALL CANADA, INC..................................................   Canada
LUDLOW CANADA, INC...................................................   Canada
TYCO INTERNATIONAL OF CANADA LTD. (1)................................   Canada
UNISTRUT CANADA LIMITED..............................................   Canada

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(1) Also doing business under the following names: Canvil, Mueller Canada,
    Grinnell Fire Protection, Grinnell Supply Sales, Wormald Canada, Scotia
    Sprinklers, Wormald Fire Systems

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CHINA
KENDALL-YANTAI MEDICAL PRODUCTS COMPANY, LTD.........................   China
OYT-GRINNELL FIRE DOOR MANUFACTURING COMPANY LIMITED.................   China

CHILE
UNISTRUT CHILE LTD...................................................   Chile

CYPRUS
GREENE INSURANCE LIMITED.............................................   Cyprus

DENMARK
WORMALD INTERNATIONAL (SCANDINAVIA) A/S..............................   Denmark

FRANCE
ACHEROISE DES PARTICIPATIONS.........................................   France
ANSUL S.A............................................................   France
BON & NAGA S.A.......................................................   France
GRINNELL DISTRIBUTION FRANCE SARL....................................   France
KENDALL S.A..........................................................   France
MATHER & PLATT WORMALD S.A...........................................   France
OMNIUM DE PREVENTION ET DE PROTECTION INCENDIE S.A...................   France
SOCIETE EUROPEENE DE PROTECTION CONTROL L'INCENDIE, S.A..............   France
TYCO EUROPE SA.......................................................   France

GERMANY
BIOFORM GMBH.........................................................   Germany
CDK HOLDING DEUTSCHLAND GMBH.........................................   Germany
GRINNELL HOFFMANN SPRINKLER GMBH.....................................   Germany
HELMUT GEISSLER GLASINSTRUMENTE GMBH.................................   Germany
IRS INDUSTRIE RATIONALISIERUNGS SYSTEME..............................   Germany
KENDALL MEDIZINISCHE ERZEUGNISSSE GMBH...............................   Germany
OTTO FANKHANEL & SOHN GMBH...........................................   Germany
TOTAL WALTHER FEUERSCHUTZ GMB........................................   Germany
TOTAL WALTHER FEUERSCHUTZ LOSCHMITTEL GMBH...........................   Germany
TYCO HOLDING GMBH....................................................   Germany
WORMALD DEUTSCHLAND GMBH.............................................   Germany

HONG KONG
KENDALL (ASIA) MEDICAL PRODUCTS LIMITED..............................   Hong Kong
O'DONNELL GRIFFIN (HONG KONG) LTD....................................   Hong Kong
WORMALD ENGINEERING SERVICES LTD.....................................   Hong Kong

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    SUBSIDIARY                                                          PLACE OF INCORPORATION
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INDONESIA
P.T. ODG WORMALD GRIFFIN INDONESIA...................................   Indonesia

IRELAND
EXETER INSURANCE COMPANY LIMITED.....................................   Ireland
MATHER & PLATT (IRELAND) LTD.........................................   Ireland
MATHER & PLATT IRELAND (MANUFACTURING) LTD...........................   Ireland
TYCO IRELAND LIMITED.................................................   Ireland

ITALY
WORMALD ITALIANA S.P.A...............................................   Italy

JAPAN
NIHON KENDALL K.K....................................................   Japan

MALAYSIA
INNODOUBLE (M) SDN BHD...............................................   Malaysia
LOVYTEX SDN BHD......................................................   Malaysia
MEDIQUIP SDN BHD.....................................................   Malaysia
TYCO FLOW CONTROL (MALAYSIA) SDN BHD.................................   Malaysia
TYCO GRINNELL KM SDN BHD.............................................   Malaysia
TYCO ENGINEERING & CONSTRUCTION (MALAYSIA) SDN BHD...................   Malaysia

MEXICO
ANSUL MEXICO, S.A. DE C.V............................................   Mexico
ESPECIALIDADES MEDICAS KENMEX, S.A...................................   Mexico
GRINNELL SISTEMAS DE PROTECCION CONTRA INCENDIO MEXICO S.A. DE C.V...   Mexico
KEMEX HOLDING COMPANY, S.A. DE C.V...................................   Mexico
KENDALL DE MEXICO S.A. DE C.V........................................   Mexico

NETHERLANDS
ANSUL B.V............................................................   Netherlands
BRAVOS B.V...........................................................   Netherlands
GRINNELL SALES AND DISTRIBUTION B.V..................................   Netherlands
TOTAL WALTHER B.V....................................................   Netherlands
TYCO LABS HOLLAND I B.V..............................................   Netherlands
WORMALD B.V..........................................................   Netherlands

NEW ZEALAND
BENEFIS SYSTEMS LIMITED..............................................   New Zealand
FABRICATION & PUMP SERVICES LIMITED..................................   New Zealand
GRINNELL SUPPLY SALES LIMITED........................................   New Zealand
METROPOL FIRE NEW ZEALAND LIMITED....................................   New Zealand
O'DONNELL GRIFFIN LIMITED............................................   New Zealand
TYCO HOLDINGS NEW ZEALAND LTD........................................   New Zealand
WORMALD FIRE SYSTEMS LIMITED.........................................   New Zealand
WORMALD HOLDINGS N.Z. LTD............................................   New Zealand
WORMALD NEW ZEALAND LTD..............................................   New Zealand
WORMALD SECURITY LIMITED.............................................   New Zealand
WORMALD VIGILANT LIMITED.............................................   New Zealand

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    SUBSIDIARY                                                          PLACE OF INCORPORATION
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NORWAY
WORMALD SIGNALCO A/S.................................................   Norway

PORTUGAL
WORMALD SERVICOS DE PROTECCAO CONTRA INCENDIOS, LIMITADA.............   Portugal

SINGAPORE
GRINNELL SUPPLY SALES ASIA PTE. LTD..................................   Singapore
TYCO ENGINEERING AND CONSTRUCTION (SEA) PTE LTD......................   Singapore
TYCO LABORATORIES INTERNATIONAL (1993) PTE LTD.......................   Singapore

SPAIN
KENDALL ESPANA S.A...................................................   Spain
TOTAL WALTHER S.A....................................................   Spain
WORMALD MATHER + PLATT ESPANA S.A. (1)...............................   Spain
BELGICAST INTERNATIONAL, S.L.........................................   Spain
REVAME, S.L..........................................................   Spain

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(1) Also doing business under the following name: Wormald Espania

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SWEDEN
WORMALD FIRE SYSTEMS AB..............................................   Sweden

SWITZERLAND
NEOTECHA AG..........................................................   Switzerland
TOTAL WALTHER FEUERSCHUTZ AG.........................................   Switzerland

TAIWAN
WORMALD ENGINEERING SYSTEMS TAIWAN LTD...............................   Taiwan

THAILAND
KENDALL GAMMATRON LIMITED............................................   Thailand
TYCO INTERNATIONAL (THAILAND) LTD....................................   Thailand

UNITED KINGDOM
ATLAS FIRE ENGINEERING LIMITED.......................................   United Kingdom
AVALON EMERGENCY SYSTEMS LIMITED.....................................   United Kingdom
CDK U.K. LIMITED.....................................................   United Kingdom
CHARLES WINN (VALVES) LIMITED........................................   United Kingdom
FIRE DEFENDER (UK) LTD...............................................   United Kingdom
GRINNELL (UK), LTD. (2)..............................................   United Kingdom
GRINNELL MANUFACTURING (U.K.) LIMITED (1)............................   United Kingdom
GRINNELL SALES & DISTRIBUTION (UK) LTD...............................   United Kingdom
HINDLE COCKBURNS LIMITED.............................................   United Kingdom
LASTONET PRODUCTS LIMITED............................................   United Kingdom
LITEPEEL LIMITED.....................................................   United Kingdom
MATHER & PLATT (EXPORTS) LTD.........................................   United Kingdom
MATHER & PLATT FIRE PROTECTION LIMITED...............................   United Kingdom
SPENSALL ENGINEERING LIMITED.........................................   United Kingdom
TEN ACRE SECURITIES LTD..............................................   United Kingdom
THE KENDALL COMPANY (U.K.) LIMITED...................................   United Kingdom
TYCO HOLDINGS (UK) LTD...............................................   United Kingdom
TYCO VALVES LIMITED..................................................   United Kingdom
WORMALD ANSUL (UK) LIMITED (3).......................................   United Kingdom
WORMALD ENGINEERING LTD..............................................   United Kingdom

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    SUBSIDIARY                                                          PLACE OF INCORPORATION
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WORMALD FIRE SYSTEMS LTD.............................................   United Kingdom
WORMALD HOLDINGS (UK) LTD............................................   United Kingdom
WORMALD INDUSTRIAL PROPERTY LTD......................................   United Kingdom

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(1) Also doing business under the following names: The Ansul Fabrication, Debro
    Engineering & Presswork

(2) Also doing business under the following names: Grinnell Firekil, GEM
    Consultants

(3) Also doing business under the following names: Wormald Fire Systems, Wormald
    Engineering, Wormald Britannia, Wormald Lintott and Lintott Process Systems

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UNITED STATES
ALLIED TUBE & CONDUIT CORPORATION....................................   Delaware,U.S.
ANSUL, INCORPORATED (3)..............................................   Delaware,U.S.
ATCOR, INC...........................................................   Delaware,U.S.
DEUTSCHLAND HOLDINGS, INC............................................   Delaware,U.S.
GRINNELL CORPORATION (1).............................................   Delaware,U.S.
J.B. SMITH MFG. CO...................................................   Oklahoma,U.S.
KENDALL INTERNATIONAL, INC...........................................   Delaware,U.S.
LUDLOW CORPORATION (2)...............................................   Mass, U.S.
LUDLOW JUTE CO. LTD..................................................   Mass, U.S.
MUELLER CO...........................................................   Illinois,U.S.
MUELLER CO. FOUNDATION...............................................   Illinois,U.S.
MUELLER HOLDINGS CORP................................................   Illinois,U.S.
MUELLER SERVICE CO...................................................   Delaware,U.S.
POLYKEN TECHNOLOGIES EUROPE, INC.....................................   Delaware,U.S.
SIMPLEX OCEAN SYSTEMS, INC...........................................   Delaware,U.S.
SIMPLEX TECHNOLOGIES, INC............................................   Mass, U.S.
STARPLEX COMMUNICATIONS, INC.........................................   Delaware,U.S.
THE KENDALL COMPANY..................................................   Delaware,U.S.
TYCO INTERNATIONAL ASIA, INC.........................................   Delaware,U.S.
UNISTRUT CORPORATION.................................................   Delaware,U.S.
UNISTRUT GEORGIA, INC................................................   Georgia,U.S.
UNISTRUT INTERNATIONAL CORP..........................................   Delaware,U.S.
UNISTRUT SPACE FRAME SYSTEMS, INC....................................   Delaware,U.S.
WATER HOLDINGS CORP..................................................   Delaware,U.S.
WORMALD AMERICAS, INC................................................   Delaware,U.S.

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(1) Also doing business under the following names: Anvil Products, Gem Sprinkler
    Company, Grinnell Flow Control, Grinnell Supply Sales Company, Grinnell Fire
    Protection Systems Company, Hersey Products.

(2) Also doing business under the following names: Accurate Forming, Classic
    Medical Products, Ludlow Laminating and Coating, Ludlow Technical Products,
    Twitchell, Uni-Patch.

(3) Also doing business under the following name: Ansul Fire Protection.

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VENEZUELA
ANSUL DE VENEZUELA C.A...............................................   Venezuela
KENDALL DE VENEZUELA C.A.............................................   Venezuela

    The above direct and indirect subsidiaries are included in the Consolidated Financial Statements of Tyco International Ltd., which is incorporated in Massachusetts, United States.

    Tyco International Ltd. also does business under the following names through its divisions: Armin Plastics, North American Printed Circuits, Tyco Engineered Systems (TESI) and Tyco Backplanes.